SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Alternative Asset Allocation Plus Fund DWS Climate Change Fund DWS Communications Fund DWS EAFE® Equity Index Fund DWS Enhanced Commodity Strategy Fund DWS Equity 500 Index Fund	DWS Health Care Fund DWS Lifecycle Long Range Fund DWS RREEF Global Infrastructure Fund DWS RREEF Global Real Estate Securities Fund DWS U.S. Bond Index Fund

The last sentence of the first paragraph of each Fund’s Summary Prospectus is deleted and replaced with the following:

The prospectus, dated April 29, 2011, supplemented June 3, 2011, and as may be further supplemented from time to time, and SAI, dated April 29, 2011, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

June 3, 2011
PROSTKR-93